Exhibit 10.1
EXECUTION COPY
JOINDER AND AMENDMENT NO. 8
TO AMENDED AND RESTATED LOAN AGREEMENT
This JOINDER AND AMENDMENT NO. 8 TO AMENDED AND RESTATED
LOAN AGREEMENT (this "Amendment") is entered into as of March 14 , 2025, by and among PREFORMED LINE PRODUCTS COMPANY, an Ohio corporation ("PLP"), PREFORMED LINE PRODUCTS (AUSTRALIA) PTY LTD., a corporation incorporated under the laws of the Commonwealth of Australia ("PLP Australia"), PT PREFORMED LINE PRODUCTS INDONESIA, a company organized under the laws of Indonesia, PLP SUBCON GMBH, a limited liability company established and existing under the laws of Austria ("PLP Austria", and collectively with PLP, PLP Australia and PLP Indonesia, the "Existing Borrowers"), BELOS-PLP S.A., a company organized under the laws of Poland ("PLP Poland"), APRESA PLP SPAIN, S. A., a company organized under the laws of Spain ("PLP Spain" and collectively with PLP Poland and the Existing Borrowers, the "Borrowers" and each a "Borrower") and PNC BANK, NATIONAL ASSOCIATION, a national banking association, its successors and assigns, as lender ("Bank").

WITNESSETH:
WHEREAS, PLP, PLP Australia and Bank have entered into that certain Amended and Restated Loan Agreement, dated as of September 24, 2015, as amended pursuant to that certain (l) Amendment No. 1 to Amended and Restated Loan Agreement, dated as of November 6, 2015, by and among PLP, PLP Australia, and Bank, (2) Amendment No. 2 to Amended and Restated Loan Agreement, dated as of August 22, 2016, by and among PLP, PLP Australia, and Bank, (3) Joinder and Amendment No. 3 to Amended and Restated Loan Agreement, dated as of March 13, 2018, by and among PLP, PLP Australia, BELOS-PLP S.A., a company organized under the laws of Poland ("PLP Poland") and Bank, (4) Amendment No. 4 to Amended and Restated Loan Agreement, dated as of November 30, 2018, by and among PLP, PLP Australia, PLP Poland and Bank, (5) Amendment No. 5 to Amended and Restated Loan Agreement, dated as of April 25, 2019, by and among PLP, PLP Australia, PLP Poland, PLP Indonesia, and Bank, (6) Joinder and Amendment No. 6 to Amended and Restated Loan Agreement, dated as of March 25, 2020, by and among PLP, PLP Australia, PLP Indonesia, PLP Poland, PLP Austria and Bank, and (7) Amendment No. 7 to Amended and Restated Loan Agreement, dated as of March 2, 2022, by and among PLP, PLP Australia, PLP Poland, PLP Indonesia, PLP Austria and Bank (as amended by this Amendment, and as further amended, restated, modified or supplemented from time to time, the "Loan Agreement"), pursuant to which Bank has made certain loans and financial accommodations available to the Existing Borrowers;

WHEREAS, the Existing Borrowers desire to add PLP Spain to the Loan Agreement, as a Borrower; and
WHEREAS, the parties desire to amend the Loan Agreement as hereinafter set forth;
NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows:
1.DEFINED TERMS.
Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement.
2.JOINDER.
In consideration of PLP Spain becoming a Borrower under the terms of the Loan Agreement, PLP Spain hereby agrees that effective as of the date of this Amendment it hereby is, and shall be deemed to be, a "Borrower" under the Loan Agreement, the Revolving Note and other Loan Documents to which Borrowers are a party, and agrees that from the date of this Amendment and so long as any Revolving Loan shall remain outstanding and until the payment in full of the advances under the Revolving Note and all other amounts payable under the Revolving Note and the other Loan Documents, PLP Spain has, subject to the terms and limitations of the Loan Agreement and the Revolving Note, assumed the joint and several obligations of a "Borrower" under, and PLP Spain shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of, the Loan Agreement, the Revolving Note and each of the other Loan Documents which are stated to apply to or are made by a "Borrower" or a "Company." Without limiting the generality of the foregoing, PLP Spain hereby represents and warrants that (i) each of the representations and warranties set forth in Section 3 of the Loan Agreement are true and correct as to PLP Spain on and as of the date of this Amendment, and (ii) PLP Spain has heretofore received a true and correct copy of the Loan Agreement, the Revolving Note and each of the other Loan Documents (including any modifications or amendments thereof or supplements or waivers thereto) in effect on the date hereof. PLP Spain hereby makes, affirms and ratifies in favor of the Bank, the Loan Agreement, the Revolving Note and each of the other Loan Documents given by the Borrowers to the Bank. In furtherance of the foregoing, PLP Spain shall execute and deliver or cause to be executed and delivered at any time and from time to time such further certificates, instruments, agreements and documents and do or cause to be done such further acts as may be necessary in the opinion of Bank to carry out more effectively the provisions and purposes of this Section.

3.AMENDMENT TO THE LOAN AGREEMENT.
3.1Amendment to Section 5.1.
Section 5.1 of the Loan Agreement is hereby amended to delete the first paragraph thereof and replace it with the following:
5.1 Indebtedness. Create, incur, assume or suffer to exist any indebtedness for borrowed money other than: (i) the Loan and any subsequent indebtedness to the Bank; (ii)(A) open account trade debt incurred in the ordinary course of business (including, without limitation, purchase card obligations) and (B) unsecured letters of credit and related reimbursement obligations each incurred in the ordinary course of business of Borrower or any other Company, as applicable, (iii) secured indebtedness permitted under Section 5.2 hereof and refinancing thereof, provided that the principal amount does not increase, (iv) indebtedness in favor of any Borrower or any other Company, (v) unsecured indebtedness in respect of bid, performance or surety, appeal or similar bonds, and completion guarantees, incurred in the ordinary course of business, (vi) interest rate and foreign currency hedging obligations, (vii) indebtedness listed on the Addendum existing on the date hereof (the "Existing Indebtedness") so long as such indebtedness is unsecured and (viii) additional unsecured indebtedness not exceeding an aggregate principal amount of sixty million dollars ($60,000,000) at any one time outstanding for all Companies ("Additional Unsecured Indebtedness"); provided, however, that in no event shall any such Additional Unsecured Indebtedness incurred after the date of this Agreement which is provided by any Domestic Lender to any Company, or by any Foreign Lender to any domestic Company (x) contain any representations, warranties, indemnities, covenants, pricing terms or any other terms (whether of a business nature or otherwise) that are more favorable to such Domestic Lender or Foreign Lender, as applicable, than those contained in the Loan Documents, (y) contain any terms that conflict with, or that are otherwise more restrictive on any Company than, any of the terms of the Loan Documents, or (z) confer rights on or to such Domestic Lender or Foreign Lender, as applicable, that are not conferred on or to the Bank under the Loan Documents or otherwise.
4.REPRESENTATIONS AND WARRANTIES.
Each of the Borrowers hereby represents and warrants to Bank as follows:
4.1The Amendment. This Amendment has been duly and validly executed by an authorized officer of such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms.

4.2Loan Agreement. The Loan Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms. Each Borrower hereby ratifies and confirms the Loan Agreement.
4.3Claims and Defenses. As of the date of this Amendment, no Borrower has any defenses, claims, counterclaims or setoffs with respect to the Loan Agreement or its Obligations thereunder or with respect to any actions of Bank or any of its respective officers, directors, shareholders, employees, agents or attorneys, and each Borrower irrevocably and absolutely waives any such defenses, claims, counterclaims and setoffs and releases Bank and each of its respective officers, directors, shareholders, employees, agents and attorneys from the same.
4.4Representations and Warranties. The representations and warranties of each Borrower contained in the Loan Agreement (as amended hereby) and the other Loan Documents (as amended in connection herewith), are true and correct.
4.5No Event of Default. No Event of Default or condition which, but for the giving of notice or passage of time, would give rise to an Event of Default has occurred and is continuing.
4.6Material Adverse Change. No material adverse change has occurred since the date of the most recent Financial Statements delivered to the Bank.
5.REAFFIRMATION.
Each of the Borrowers hereby acknowledges and agrees that the terms and provisions hereof shall not affect in any way any payment, performance, observance or other obligations or liabilities of such Borrower under the Loan Agreement or under any of the other Loan Documents, all of which obligations and liabilities shall remain in full force and effect and extend to the further loans, extensions of credit and other obligations incurred under the Loan Documents, and each of which obligations and liabilities are hereby ratified, confirmed and reaffirmed in all respects.
6.CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT.
In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to each of the following conditions precedent:

6.1Joinder and Amendment No. 8 to Amended and Restated Loan Agreement. Bank shall have received an original counterpart of this Amendment, executed and delivered by a duly authorized officer of each Borrower.
6.2Sixteenth Amended and Restated Line of Credit Note. Bank shall have received that certain Sixteenth Amended and Restated Line of Credit Note, dated as of the date hereof, executed and delivered by a duly authorized officer of PLP, PLP Australia, PLP Poland, PLP Spain and PLP Austria, in favor of Bank.
6.3Resolutions; Officer's Certificate of PLP. Bank shall have received (a) a copy of the resolutions, in form and substance satisfactory to Bank, of the Board of Directors (or equivalent) of PLP authorizing the execution, delivery and performance of this Amendment and all other agreements, documents and instruments executed in connection therewith, (b) a certificate of the Secretary or Assistant Secretary of PLP, as to the incumbency and signature of the officers of PLP executing this Amendment and all other agreements, documents or instruments executed in connection therewith, together with evidence of the incumbency of each such Secretary or Assistant Secretary, and (c) a certificate of the Secretary or Assistant Secretary of PLP as to the Articles of Incorporation of PLP and as to the Code of Regulations of PLP.
6.4Fees and Expenses. Borrowers shall have paid all fees of Bank in connection with this Amendment including, without limitation, all legal fees.
6.5Other Documents and Deliveries. Bank shall have received such other agreements, documents, and instruments executed in connection with this Amendment and any other materials as reasonably requested by Bank.
7.MISCELLANEOUS.
7.1Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Ohio, without regard to principles of conflict of law.
7.2Severability. Each provision of this Amendment shall be interpreted in such manner as to be valid under applicable law, but if any provision hereof shall be invalid under applicable law, such provision shall be ineffective to the extent of such invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.
7.3Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart hereof by facsimile shall be effective as manual delivery of such counterpart; provided, however, that, each party hereto will promptly thereafter deliver counterpart originals of such counterpart facsimiles delivered by or on behalf of such party.
7.4Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of Bank under the Loan Agreement, nor (ii) of any term, provision, representation, warranty or covenant contained in the Loan Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Event of Default under the Loan Agreement, as amended by this Agreement.
7.5Reference to and Effect on the Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof', "herein", or words of like import shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended hereby.

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IN WITNESS WHEREOF, Borrowers have caused this Joinder and Amendment No. 8 to Amended and Restated Loan Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

ACCEPTED BY: